UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — January 5, 2024

ENVESTNET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Chesterbrook Boulevard, Suite 250 Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 827-2800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.005 per share	ENV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported in the Current Report on Form 8-K filed on January 8, 2024 (the “Original Form 8-K”), on January 7, 2024, Envestnet, Inc. (“Envestnet”) and Envestnet Financial Technologies, Inc. (“EFT” and, together with Envestnet, the “Companies”) entered into an Interim Executive Agreement (the “Executive Agreement”) with James Fox, who currently serves as chairman of the board of directors of Envestnet, pursuant to which Mr. Fox and the Companies agreed that Mr. Fox will serve as Interim CEO of Envestnet commencing on April 1, 2024. The term of the Executive Agreement is for an initial six-month term, which may be extended for additional one-month periods at Envestnet’s discretion. Mr. Fox will receive a salary of $350,000 per month, of which 25% will be paid in cash and the remainder will be deferred and will be paid in the form shares of Envestnet common stock to be issued promptly following the end of the agreement term, subject to a vesting period. The Executive Agreement mistakenly provided for an 18-month vesting period rather than a 12-month vesting period. The Companies and Mr. Fox have entered into an amendment (the “Amendment”) to the Executive Agreement to correct the mistake. Mr. Fox also received a stock grant valued at $250,000.

The foregoing description of the Executive Agreement is a summary only and is qualified in its entirety by the full text of the Executive Agreement filed as an exhibit to the Original Form 8-K and to the Amendment filed as an exhibit hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Amendment to Interim Executive Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVESTNET, INC.

	By:	/s/ Shelly O’Brien
		Name:	Shelly O’Brien
		Title:	Chief Legal Officer, General Counsel and Corporate Secretary

Date: March 14, 2024

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